UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2023

Regal Rexnord Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin 53511-6254

(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RRX	New York Stock Exchange

Item 7.01.	Regulation FD Disclosure.

On January 5, 2023, we furnished on Form 8-K under Item 7.01 certain unaudited pro forma condensed combined financial information that we disclosed to prospective investors in connection with a private financing transaction.  We are now furnishing updated unaudited pro forma condensed combined financial information that we anticipate disclosing to prospective investors in connection with such private financing transaction.  Such information is set forth in the attached Exhibit 99.1 and Exhibit 99.2, which are incorporated herein by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	Not Applicable
(d)	Exhibits. The following exhibits are being furnished herewith:

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Unaudited Pro Forma Condensed Combined Financial Statements.
99.2	Summary Unaudited Pro Forma Condensed Combined Financial Information.
104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL REXNORD CORPORATION

Date: January 12, 2023	By:	/s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary